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                                                                    Exhibit 24.1
                                                                    ------------


                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints each of Russell Huffer, Robert G. Barbieri and Patricia A. Beithon, with full power to each act without the other, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8, and any and all amendments (including post-effective amendments) thereto, relating to the offering of 500,000 shares of Common Stock of Apogee Enterprises, Inc. pursuant to the Apogee Enterprises, Inc. 2000 Employee Stock Purchase Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on this 25th day of July, 2000, by the following persons:



                Signature                      Title
                ---------                      -----


       /s/ Russell Huffer           Chairman, President and Chief Executive
------------------------------      Officer and Director
       Russell Huffer               (principal executive officer)


       /s/ Robert G. Barbieri       Vice President Finance and Chief Financial
------------------------------      Officer (principal financial and
       Robert G. Barbieri           accounting officer)


       /s/ Bernard P. Aldrich       Director
------------------------------
       Bernard P. Aldrich


       /s/ Donald W. Goldfus        Director
------------------------------
       Donald W. Goldfus


       /s/ Barbara B. Grogan        Director
------------------------------
       Barbara B. Grogan


                                    Director
------------------------------
       Harry A. Hammerly


                                    Director
------------------------------
       J. Patrick Horner


     /s/ James L. Martineau         Director
------------------------------
     James L. Martineau

                                    Director
------------------------------
     Stephen C. Mitchell
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    /s/ Laurence J. Niederhofer     Director
------------------------------
     Laurence J. Niederhofer


                                    Director
------------------------------
     Ray C. Richelsen


    /s/ Michael E. Shannon          Director
------------------------------
     Michael E. Shannon